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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2007

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

        Maryland                     000-23090                 52-1660951
    (State or Other              (Commission File            (IRS Employer
      Jurisdiction                    Number)              Identification No.)
   of Incorporation)

         344 North Charles Street, Suite 300, Baltimore, Maryland 21201
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers



          (e) Compensatory Arrangements of Certain Officers. On November 8, 2007, Carrollton Bank entered into an employment agreement with James
          M. Uveges, Senior Vice President and Chief Financial Officer. The term of the agreement begins on November 8, 2007 and is effective for two years. As part of the agreement, the Bank will pay Mr. Uveges a minimum annual base salary of $157,500. At the end of each calendar year, Mr. Uveges may receive a cash bonus not to exceed 25% of his base salary. The amount of the bonus will be determined by the Compensation Committee based on defined goals and objectives established by the foresaid committee and the Board of Directors. In addition, Mr. Uveges is entitled to participate in all employee benefit plans and arrangements as offered by the Bank to all employees and officers and is entitled to a Bank-owned car. In the event that the Bank terminates Mr. Uveges without cause, he will be entitled to receive his then current monthly salary for up to twelve (12) months. In the case of termination as a result of Sale of Bank, Mr. Uveges will receive a severance package to include: (i) eighteen (18) months of his current base salary (ii) continuation for a period of eighteen months of all medical and long-term disability insurance in amounts and subject to the provisions in effect as of the date of sale (iii) at Mr. Uveges' option, he can purchase the Bank-owned car assigned to him at no cost to him except for transfer costs. Additional provisions include a Non-Compete clause which for eighteen months following the termination of employment without cause, prohibits Mr. Uveges from soliciting customers of the Bank. Mr. Uveges is also required to develop a plan of succession.



Item 7.01. Regulation FD Disclosure

          None

Item 9.01. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired. Not applicable.
     (b) Pro forma financial information. Not applicable.
     (c) Exhibits. 10.25 Employment agreement with James M. Uveges


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CARROLLTON BANCORP


Date: November 8, 2007             By /s/ Robert A. Altieri
                                         ---------------------------------------
                                          Name:  Robert A. Altieri
                                          Title: Chief Executive Officer
                                                 and President



Date: November 8, 2007             By /s/ James M. Uveges
                                          --------------------------------------
                                          Name:  James M. Uveges
                                          Title: Senior Vice President
                                                 and Chief Financial Officer


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